UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

AS SEEN ON TV, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53539	80-0149096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14044 Icot Boulevard, Clearwater, Florida 33760
(Address of principal executive offices) (Zip Code)

(727) 288-2738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of shareholders (the “Annual Meeting”) of As Seen On TV, Inc. (the “Company”) was held on Monday, September 16, 2013 at its principal executive office located at 14044 Icot Boulevard, Clearwater, Florida.  Shareholders of record at the close of business on July 19, 2013 were entitled to one vote for each share of common stock held.  On July 19, 2013, there were 71,740,834 shares of common stock issued and outstanding.

At the Annual Meeting, the shareholders of the Company voted on the following proposals, each as more fully described in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on July 22, 2013:

1. To elect five members of the Board of Directors of the Company (the “Board”) to serve until the next annual meeting of shareholders.  Each nominee for director was elected by a vote of the shareholders as follows:

Proposal No. 1: Election of Directors	Vote Type	Voted
Kevin Harrington	For	28,510,910
	Withheld	840,356
	Broker Non-Votes	7,077,326

Greg Adams	For	28,267,162
	Withheld	1,084,104
	Broker Non-Votes	7,077,326

Randolph A. Pohlman, PhD.	For	26,311,139
	Withheld	3,040,127
	Broker Non-Votes	7,077,326

Kevin A. Richardson, II	For	28,898,146
	Withheld	453,120
	Broker Non-Votes	7,077,326

Ronald C. Pruett, Jr.	For	28,834,315
	Withheld	516,951
	Broker Non-Votes	7,077,326

2. To ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, to serve as the Company’s independent auditors for fiscal year ending March 31, 2014.  The proposal was approved by a vote of shareholders as follows:

Proposal No. 2: Ratification of Appointment of EisnerAmper LLP	Vote Type	Voted
	For	36,258,474
	Against	63,966
	Abstention	106,152

3. To approve the Company’s 2013 Equity Compensation Plan (the “2013 Plan”).  The proposal was approved by a vote of shareholders as follows:

Proposal No. 3: Approval of the 2013 Plan	Vote Type	Voted
	For	26,490,440
	Against	673,971
	Abstention	2,186,855
	Broker Non-Votes	7,077,326

4. To determine, on a non-binding advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive directors.

Proposal No. 4: Advisory Vote on the Frequency of the Vote on Executive Compensation

Every Three Years	Every Two Years	Every One Year	Abstain
26,939,562	499,806	1,909,324	2,574

Based on the results of Proposal No. 4, the Board has determined that the Company will hold a non-binding, advisory vote on the compensation of its named executive officers once every three years until the next required vote on the frequency of the advisory vote on executive compensation occurs, or until the Board determines that holding such vote with a different frequency is in the best interests of the Company.

5. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.  The proposal was approved by a vote of shareholders as follows:

Proposal No. 5: Advisory Vote on Executive Compensation	Vote Type	Voted
	For	28,482,479
	Against	465,221
	Abstention	403,566
	Broker Non-Votes	7,077,326

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

As Seen On TV, Inc.

Date: September 17, 2013	By:	/s/ Ronald C. Pruett, Jr.
Ronald C. Pruett, Jr.
Chief Executive Officer

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